EXHIBIT 24

                        THE PEPSI BOTTLING GROUP, INC.

                              POWER OF ATTORNEY


     KMOW ALL MEN BY THESE PRESENTS that the undersigned director of
THE PEPSI BOTTLING GROUP, INC. (the "Company") hereby constitutes and appoints Pamela C. McGuire and Steven M. Rapp, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in the name of the undersigned as director of the Company, Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Company that are issuable under each of the plans listed below, and to sign any and all amendments to such Registration Statement:

     *  PBG Directors' Stock Plan,
     *  PBG Stock Incentive Plan,
     *  PBG 1999 Long Term Incentive Plan
     *  PBG Executive Income Deferral Program, and
     *  PBG Long Term Savings Program.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on May 20, 1999.


                                   /s/ BARRY H. BERACHA
                                   Barry H. Beracha, Director

                               EXHIBIT 24

                        THE PEPSI BOTTLING GROUP, INC.

                              POWER OF ATTORNEY


     KMOW ALL MEN BY THESE PRESENTS that the undersigned director of
THE PEPSI BOTTLING GROUP, INC. (the "Company") hereby constitutes and appoints Pamela C. McGuire and Steven M. Rapp, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in the name of the undersigned as director of the Company, Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Company that are issuable under each of the plans listed below, and to sign any and all amendments to such Registration Statement:

     *  PBG Directors' Stock Plan,
     *  PBG Stock Incentive Plan,
     *  PBG 1999 Long-Term Incentive Plan
     *  PBG Executive Income Deferral Program, and
     *  PBG Long Term Savings Program.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on May 20, 1999.


                                   /s/ THOMAS W. JONES
                                   Thomas W. Jones, Director

                               EXHIBIT 24

                        THE PEPSI BOTTLING GROUP, INC.

                              POWER OF ATTORNEY


     KMOW ALL MEN BY THESE PRESENTS that the undersigned director of
THE PEPSI BOTTLING GROUP, INC. (the "Company") hereby constitutes and appoints Pamela C. McGuire and Steven M. Rapp, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in the name of the undersigned as director of the Company, Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Company that are issuable under each of the plans listed below, and to sign any and all amendments to such Registration Statement:

     *  PBG Directors' Stock Plan,
     *  PBG Stock Incentive Plan,
     *  PBG 1999 Long-Term Incentive Plan
     *  PBG Executive Income Deferral Program, and
     *  PBG Long Term Savings Program.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on May 20, 1999.


                                   /s/ THOMAS H. KEAN
                                   Thomas H. Kean, Director

                               EXHIBIT 24

                        THE PEPSI BOTTLING GROUP, INC.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of
THE PEPSI BOTTLING GROUP, INC. (the "Company") hereby constitutes and appoints Pamela C. McGuire and Steven M. Rapp, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in the name of the undersigned as director of the Company, Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Company that are issuable under each of the plans listed below, and to sign any and all amendments to such Registration Statement:

     *  PBG Directors' Stock Plan,
     *  PBG Stock Incentive Plan,
     *  PBG 1999 Long-Term Incentive Plan
     *  PBG Executive Income Deferral Program, and
     *  PBG Long Term Savings Program.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on May 20, 1999.


                                   /s/ SUSAN KRONICK
                                   Susan Kronick, Director

                               EXHIBIT 24

                        THE PEPSI BOTTLING GROUP, INC.

                              POWER OF ATTORNEY


     KMOW ALL MEN BY THESE PRESENTS that the undersigned director of
THE PEPSI BOTTLING GROUP, INC. (the "Company") hereby constitutes and appoints Pamela C. McGuire and Steven M. Rapp, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in the name of the undersigned as director of the Company, Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Company that are issuable under each of the plans listed below, and to sign any and all amendments to such Registration Statement:

     *  PBG Directors' Stock Plan,
     *  PBG Stock Incentive Plan,
     *  PBG 1999 Long-Term Incentive Plan
     *  PBG Executive Income Deferral Program, and
     *  PBG Long Term Savings Program.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on May 20, 1999.


                                   /s/ ROBERT F. SHARPE, JR.
                                   Robert F. Sharpe, Jr., Director